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                                                                   EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 333-75765 on Form S-8 of our report dated January 26, 1999 included in the New Era of Networks, Inc. Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.



                                            /s/ ARTHUR ANDERSEN LLP


Denver, Colorado
April 12, 1999